                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-7402

                Van Kampen New York Value Municipal Income Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report to Shareholders

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

------------------------------
NYSE Ticker Symbol - VNV
------------------------------

----------------------------------------------------------------------------
Six-month total return(1)                                     9.63%
----------------------------------------------------------------------------
One-year total return(1)                                     16.04%
----------------------------------------------------------------------------
Five-year average annual total return(1)                      8.33%
----------------------------------------------------------------------------
Ten-year average annual total return(1)                       6.62%
----------------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.62%
----------------------------------------------------------------------------
Commencement date                                           4/30/93
----------------------------------------------------------------------------
Distribution rate as a % of closing common share market
price(2)                                                      6.48%
----------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.33%
----------------------------------------------------------------------------
Preferred share rate(4)                                       1.15%
----------------------------------------------------------------------------
Net asset value                                              $16.77
----------------------------------------------------------------------------
Closing common share market price                            $15.75
----------------------------------------------------------------------------
Six-month high common share market price (04/23/03)          $15.90
----------------------------------------------------------------------------
Six-month low common share market price (11/26/02)           $14.55
----------------------------------------------------------------------------


              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 42.8% combined federal and state income tax rate effective for calendar year 2003, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  49.9%
AA/Aa.............................  31.0%
A/A...............................   7.7%
BBB/Baa...........................  11.4%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
Transportation....................  17.7%
General Purpose...................  16.7%
Health Care.......................  14.7%
Higher Education..................  13.7%
Water & Sewer.....................   8.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--April 1993 through April 2003)
[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
4/93                                                                     $14.9000                           $15.0000
                                                                         $14.9000                           $15.0000
6/93                                                                     $15.2600                           $14.8750
                                                                         $15.6100                           $14.8750
                                                                         $15.4400                           $14.1250
                                                                         $13.2100                           $13.0000
6/94                                                                     $13.1800                           $12.8750
                                                                         $12.8700                           $11.0000
                                                                         $12.0700                           $10.3750
                                                                         $13.4000                           $11.6250
6/95                                                                     $13.6200                           $11.2500
                                                                         $13.8600                           $11.3750
                                                                         $14.8500                           $11.7500
                                                                         $14.0300                           $11.7500
6/96                                                                     $13.8300                           $11.1250
                                                                         $14.2700                           $11.5000
                                                                         $14.5600                           $12.0000
                                                                         $14.2100                           $11.7500
6/97                                                                     $14.8000                           $12.8750
                                                                         $15.3400                           $13.2500
                                                                         $15.7400                           $14.1250
                                                                         $15.7200                           $14.5000
6/98                                                                     $15.7600                           $14.3750
                                                                         $16.2900                           $14.8750
                                                                         $16.1400                           $15.1250
                                                                         $15.9500                           $15.1250
6/99                                                                     $15.1500                           $14.1875
                                                                         $14.7000                           $13.4375
                                                                         $14.1600                           $12.8125
                                                                         $14.5100                           $13.2500
6/00                                                                     $14.5400                           $13.4050
                                                                         $14.8400                           $13.5000
                                                                         $15.6400                           $14.5000
                                                                         $15.8500                           $14.6900
6/01                                                                     $15.7400                           $14.8400
                                                                         $15.9800                           $14.5100
                                                                         $15.4600                           $14.6000
                                                                         $15.4200                           $14.3600
6/02                                                                     $15.9100                           $15.2800
                                                                         $16.8600                           $15.5400
                                                                         $16.4000                           $14.8500
                                                                         $16.6100                           $15.0100
                                                                         $16.6200                           $15.3000
4/03                                                                     $16.7700                           $15.7500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM FOR VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive to risk-averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter, with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion, where performance was largely driven by buying activity among institutional investors drawn by the bonds' attractive total return potential.

    The New York economy struggled along with the rest of the country, with both the state and New York City struggling to plug enormous budget deficits. Both the city and state's economies suffered from a drop in Wall Street profits stemming from the declining stock market as well as the ongoing fallout from the events of September 11, 2001. The state has also become mired in what appears to be an ongoing tradition of last minute wrangling over the budget between the legislature and Governor Pataki.

    Along with California (another state facing large deficits), New York was among the most active issuers of new and refunded debt during the period. The state's exemption from income tax for in-state investors in New York municipal bonds kept demand high, and the ongoing issuance was largely well-received.

    The trust's monthly dividend of $0.0850 per share translated to a distribution rate of 6.48 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 11.33 percent on a taxable investment (for an investor in the 42.80 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months through April 30, 2003, the trust produced a total return of 9.63 percent based on common share market price. By comparison, the Lehman Brothers New York Municipal Bond Index posted a total return of 3.50 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers New York Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   With interest rates hovering near
record lows, we focused on protecting the trust from the potential adverse effects of rising interest rates while maintaining the trust's yield. One of our primary methods for doing this was to purchase premium bonds with maturities of between 16 and 20 years. Our quantitative analysis showed that this segment of the yield curve offered the optimal combination of potential for total return as well as downside protection in the form of a comfortable yield cushion and an intermediate maturity profile.

    The funds for these purchases came from selective sales as we restructured the trust's interest-rate profile. We sold some of the portfolio's holdings of bonds in the shorter part of the intermediate segment of the yield curve. We also upgraded the portfolio's credit profile, and increased its holdings of AAA rated bonds by 3 percent.

    One of the sectors we avoided during the period was tobacco bonds. These bonds were issued by states seeking to securitize their future income streams resulting from settlements from class action suits against the major tobacco companies. Recent litigation in Illinois resulted in a judge awarding billions more in a suit alleging that the companies misled smokers about the amount of nicotine in "light" cigarettes. In order to appeal, the law required the companies to put up such substantial amounts of money that some began talking about potential bankruptcy, and the tobacco bonds' credit ratings and price performance suffered accordingly. Our decision not to invest in these securities was a benefit to shareholders during the period.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          MUNICIPAL BONDS  156.6%
          NEW YORK  149.0%
$2,000    Islip, NY Res Recovery Agy (AMBAC Insd)
          (a)......................................... 7.250%   07/01/11  $  2,497,300
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (AMBAC Insd)................................ 5.500    11/15/19     1,114,210
 1,000    Metropolitan Trans Auth NY Svc Contract Ser
          A Rfdg...................................... 5.125    01/01/29     1,028,670
 1,000    Metropolitan Trans Auth NY Svc Contract Ser
          B (MBIA Insd)............................... 5.500    07/01/14     1,170,910
   750    Monroe Cnty, NY Indl Dev Agy Rev Student Hsg
          Collegiate Ser A............................ 5.375    04/01/29       725,535
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A1 (AMBAC Insd).................... 5.375    11/15/16     1,112,020
 1,000    New York City Hsg Dev Corp Multi-Family Hsg
          Rev Ser A................................... 5.950    11/01/32     1,059,610
 2,000    New York City Indl Dev Agy Brooklyn Navy
          Yard........................................ 5.650    10/01/28     1,890,540
 1,355    New York City Indl Dev Agy Civic Fac Rev
          Nightingale Bamford Sch Rfdg (AMBAC Insd)... 5.250    01/15/19     1,476,977
 1,195    New York City Indl Dev Agy Civic Fac Rev
          Staten Island Univ Hosp Proj Ser A.......... 6.375    07/01/31     1,248,835
 1,000    New York City Indl Dev Agy Civic Fac Rev
          Staten Island Univ Hosp Proj Ser C.......... 6.450    07/01/32     1,055,120
 1,000    New York City Indl Dev Agy Spl Arpt Fac Rev
          Airl JFK I LLC Proj Ser A................... 5.500    07/01/28       965,200
 2,000    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................ 6.000    01/01/15     2,037,740
 1,230    New York City Indl Dev Civic YMCA Gtr NY
          Proj........................................ 5.850    08/01/08     1,358,055
 1,500    New York City Indl Dev Civic YMCA Gtr NY
          Proj........................................ 5.800    08/01/16     1,591,125
 3,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Ser B (FGIC Insd)....................... 5.250    06/15/29     3,155,400

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          NEW YORK (CONTINUED)
$4,000    New York City Ser A......................... 7.000%   08/01/04  $  4,261,600
 1,500    New York City Ser E Rfdg (MBIA Insd)........ 6.200    08/01/08     1,755,270
 1,000    New York City Ser H (FGIC Insd)............. 6.000    08/01/12     1,177,300
   600    New York City Ser K......................... 5.625    08/01/13       642,588
    60    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A....................... 5.000    08/15/27        60,917
 1,750    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser B (MBIA Insd)........... 5.250    05/01/16     1,931,510
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser C (AMBAC Insd).......... 5.250    08/01/21     1,073,800
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser D (MBIA Insd)........... 5.250    02/01/19     1,090,360
 1,605    New York NY Fiscal 2003 Ser I............... 5.750    03/01/14     1,760,926
 2,150    New York St Dorm Auth Lease Rev Master Boces
          Pgm Ser A (FSA Insd)........................ 5.250    08/15/16     2,353,024
 1,000    New York St Dorm Auth Lease Rev St Univ Dorm
          Fac......................................... 5.375    07/01/16     1,109,890
 1,000    New York St Dorm Auth Lease Rev St Univ Dorm
          Fac......................................... 5.000    07/01/32     1,019,460
 2,875    New York St Dorm Auth Lease Rev St Univ Dorm
          Fac Ser B................................... 5.125    07/01/28     2,951,992
 1,500    New York St Dorm Auth Rev City Univ Sys Cons
          Ser A....................................... 5.625    07/01/16     1,738,380
 2,000    New York St Dorm Auth Rev City Univ Sys
          Third Gen Res 2 Rfdg........................ 6.000    07/01/05     2,190,680
 2,500    New York St Dorm Auth Rev Cons City Univ Sys
          Second Gen Ser A............................ 5.750    07/01/13     2,886,875
 1,425    New York St Dorm Auth Rev Insd John T Mather
          Mem Hosp Rfdg (Connie Lee Insd)............. 6.500    07/01/08     1,688,725
 1,000    New York St Dorm Auth Rev Insd John T Mather
          Mem Hosp Rfdg (Connie Lee Insd)............. 6.500    07/01/10     1,204,890
 1,720    New York St Dorm Auth Rev Insd John T Mather
          Mem Hosp Rfdg (Connie Lee Insd)............. 6.500    07/01/11     2,083,109
 1,000    New York St Dorm Auth Rev Mem Sloan-
          Kettering Ctr Ser 1 (MBIA Insd)............. 5.000    07/01/20     1,053,580
 2,000    New York St Dorm Auth Rev Mental Hlth Svc
          Fac Impt Ser B (MBIA Insd).................. 5.250    08/15/31     2,089,340

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Dorm Auth Rev Mental Hlth Svc
          Fac Ser A................................... 6.000%   02/15/07  $  1,130,850
 1,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser C (MBIA Insd)........................... 5.500    10/01/14     1,148,460
 1,500    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser D (MBIA Insd)........................... 5.500    10/01/17     1,689,525
 2,515    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (FSA Insd)........ 5.750    02/15/08     2,861,743
 1,000    New York St Dorm Auth Rev Second Hosp North
          Gen Hosp Rfdg............................... 5.750    02/15/18     1,115,240
 1,250    New York St Dorm Auth Rev St Personal Income
          Tax Ed Ser A................................ 5.000    03/15/32     1,278,788
 1,200    New York St Dorm Auth Rev Winthrop Univ Hosp
          Assn Ser A (b).............................. 5.500    07/01/23     1,201,284
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser C (MBIA Insd)
          (a)......................................... 5.600    06/01/25     3,065,520
 1,000    New York St Energy Resh & Dev Auth St Svc
          Contract Rev................................ 6.000    04/01/07     1,132,080
 1,100    New York St Environmental Fac Corp Pollutn
          Ctl Rev St Wtr Revolving Fd Ser E
          (Prerefunded @ 06/15/04).................... 6.600    06/15/09     1,184,128
 1,000    New York St Environmental Fac Corp St Clean
          Wtr & Drinking Revolving Fd Muni Wtr Proj
          Ser B....................................... 5.250    06/15/20     1,080,830
 1,695    New York St Environmental Fac Corp St Clean
          Wtr & Drinking Revolving Fd Ser B........... 5.000    06/15/21     1,784,343
 1,000    New York St Loc Govt Assistance Corp Ser E
          Rfdg........................................ 6.000    04/01/14     1,191,830
 3,000    New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)........ 5.375    11/01/20     3,106,410
 1,000    New York St Twy Auth Hwy & Brdg Tr Fd Ser A
          (FSA Insd).................................. 5.250    04/01/19     1,083,210
 1,000    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Bldg (Prerefunded @ 04/01/06)......... 5.750    04/01/09     1,138,070
 1,500    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Brdg.................................. 5.500    04/01/16     1,684,695

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          NEW YORK (CONTINUED)
$2,150    New York St Urban Dev Corp Rev Correctional
          Fac Ser A Rfdg.............................. 5.500%   01/01/14  $  2,442,744
 1,000    New York St Urban Dev Corp Rev Proj Pine
          Barrens..................................... 5.375    04/01/17     1,077,030
 1,000    New York St Urban Dev Corp Rev St Fac Rfdg.. 5.500    04/01/07     1,113,890
 1,060    Niagara Falls, NY Wtr Treatment Plant (MBIA
          Insd)....................................... 7.250    11/01/10     1,334,657
   650    Niagara Falls, NY Wtr Treatment Plant (MBIA
          Insd)....................................... 7.000    11/01/14       713,759
 2,000    Port Auth NY & NJ Cons 97th Ser (FGIC
          Insd)....................................... 6.650    01/15/23     2,159,840
 2,500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/25     2,722,075
 1,250    Sodus, NY Ctr Sch Dist Rfdg (FGIC Insd)..... 5.125    06/15/17     1,361,063
 3,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp
          Ser A....................................... 5.000    01/01/32     3,055,800
 1,600    Triborough Brdg & Tunl Auth NY Rev Gen Purp
          Ser B Rfdg.................................. 5.125    11/15/29     1,651,152
 2,000    Triborough Brdg & Tunl Auth NY Ser E Rfdg
          (MBIA Insd)................................. 5.000    11/15/32     2,052,640
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Ppty Yonkers Inc Ser A.................. 6.625    02/01/26     1,071,100
                                                                          ------------
                                                                           107,244,219
                                                                          ------------
          PUERTO RICO  5.2%
 3,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)....................... 6.250    07/01/21     3,751,830
                                                                          ------------

          U. S. VIRGIN ISLANDS  2.4%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A........................... 6.375    10/01/19     1,673,895
                                                                          ------------
TOTAL INVESTMENTS  156.6%
  (Cost $103,109,347)...................................................   112,669,944
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)...........................      (692,936)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (55.6%).............   (40,008,816)
                                                                          ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................  $ 71,968,192
                                                                          ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $103,109,347).......................  $112,669,944
Receivables:
  Interest..................................................     1,711,452
  Investments Sold..........................................       100,323
Other.......................................................           199
                                                              ------------
    Total Assets............................................   114,481,918
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,226,219
  Investment Advisory Fee...................................        54,834
  Custodian Bank............................................        48,527
  Affiliates................................................         4,727
  Administrative Fee........................................         4,569
Trustees' Deferred Compensation and Retirement Plans........       146,206
Accrued Expenses............................................        19,828
                                                              ------------
    Total Liabilities.......................................     2,504,910
Preferred Shares (including accrued distributions)..........    40,008,816
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 71,968,192
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($71,968,192 divided by 4,291,172 shares outstanding).......  $      16.77
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,291,172 shares issued and
  outstanding)..............................................  $     42,912
Paid in Surplus.............................................    62,940,596
Net Unrealized Appreciation.................................     9,560,597
Accumulated Undistributed Net Investment Income.............       781,076
Accumulated Net Realized Loss...............................    (1,356,989)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 71,968,192
                                                              ============
PREFERRED SHARES
($.01 par value, authorized 100,000,000 shares, 1,600 issued with liquidation preference of $25,000 per share).........  $ 40,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $111,968,192
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,825,070
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     329,075
Preferred Share Maintenance.................................      57,666
Administrative Fee..........................................      27,422
Trustees' Fees and Related Expenses.........................      22,086
Legal.......................................................      10,248
Custody.....................................................       3,628
Other.......................................................      54,366
                                                              ----------
    Total Expenses..........................................     504,491
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,320,579
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  933,203
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   8,834,091
  End of the Period.........................................   9,560,597
                                                              ----------
Net Unrealized Appreciation During the Period...............     726,506
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,659,709
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (213,351)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $3,766,937
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2003     OCTOBER 31, 2002
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 2,320,579         $ 4,712,654
Net Realized Gain..................................       933,203           2,140,552
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       726,506          (1,116,226)
Distributions to Preferred Shareholders:
  Net Investment Income............................      (213,351)           (536,953)
                                                      -----------         -----------
Change in Net Assets Applicable to Common Shares
  from Operations..................................     3,766,937           5,200,027
Distributions to Common Shareholders:
  Net Investment Income............................    (2,173,289)         (3,983,989)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM INVESTMENT ACTIVITIES................     1,593,648           1,216,038

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period............................    70,374,544          69,158,506
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $781,076
  and $847,137, respectively)......................   $71,968,192         $70,374,544
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX MONTHS
                                                        ENDED
                                                      APRIL 30,     -------------------
                                                         2003       2002 (a)     2001
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b).........  $ 16.40      $ 16.12     $ 14.98
                                                       -------      -------     -------
  Net Investment Income..............................      .54         1.10        1.09
  Net Realized and Unrealized Gain/Loss..............      .39          .24        1.17
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income............................     (.05)        (.13)       (.27)
    Net Realized Gain................................      -0-          -0-         -0-
                                                       -------      -------     -------
Total from Investment Operations.....................      .88         1.21        1.99
Distributions Paid to Common Shareholders:
    Net Investment Income............................     (.51)        (.93)       (.85)
    Net Realized Gain................................      -0-          -0-         -0-
                                                       -------      -------     -------
NET ASSET VALUE, END OF THE PERIOD...................  $ 16.77      $ 16.40     $ 16.12
                                                       =======      =======     =======
Common Share Market Price at End of the Period.......  $ 15.75      $ 14.85     $ 14.86
Total Return (c).....................................    9.63%*       6.25%      20.61%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)...............................  $  72.0      $  70.4     $  69.2
Ratio of Expenses to Averages Nets Assets Applicable
  to Commons Shares (d)..............................    1.44%        1.53%       1.75%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Commons Shares (d)...................    6.63%        6.89%       6.92%
Portfolio Turnover...................................      14%*         33%          6%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)...............................     .92%         .96%       1.10%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)....................    6.02%        6.10%       5.20%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...................    1,600        1,600       1,600
Asset Coverage Per Preferred Share (f)...............  $69,986      $68,985     $68,224
Involuntary Liquidating Preference Per Preferred
  Share..............................................  $25,000      $25,000     $25,000
Average Market Value Per Preferred Share.............  $25,000      $25,000     $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001 the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.303 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.
                                               See Notes to Financial Statements

                                                                                  APRIL 30, 1993
                                                                                  (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                            OF INVESTMENT
------------------------------------------------------------------------------    OPERATIONS) TO
      2000       1999       1998       1997       1996       1995       1994     OCTOBER 31, 1993
-------------------------------------------------------------------------------------------------
    $  14.31   $  16.14   $  15.39   $  14.45   $  14.17   $  12.23   $  15.61       $  14.70
    --------   --------   --------   --------   --------   --------   --------       --------
        1.12       1.09       1.09       1.10       1.09       1.07       1.04            .37
         .75      (1.85)       .74        .87        .17       1.95      (3.18)           .89
        (.37)      (.28)      (.31)      (.31)      (.32)      (.36)      (.23)          (.06)
         -0-        -0-        -0-        -0-        -0-        -0-       (.03)           -0-
    --------   --------   --------   --------   --------   --------   --------       --------
        1.50      (1.04)      1.52       1.66        .94       2.66      (2.40)          1.20
        (.83)      (.79)      (.77)      (.72)      (.66)      (.72)      (.84)          (.29)
         -0-        -0-        -0-        -0-        -0-        -0-       (.14)           -0-
    --------   --------   --------   --------   --------   --------   --------       --------
    $  14.98   $  14.31   $  16.14   $  15.39   $  14.45   $  14.17   $  12.23       $  15.61
    ========   ========   ========   ========   ========   ========   ========       ========
    $13.0625   $13.0625   $14.9375   $13.3125   $ 11.625   $ 11.375   $  10.25       $ 14.875
       6.44%     -7.68%     18.32%     21.19%      8.09%     18.15%    -25.74%          1.09%*
    $   64.3   $   61.4   $   69.3   $   66.0   $   62.0   $   60.8   $   52.5       $   67.0
       1.85%      1.80%      1.79%      1.87%      1.95%      2.06%      1.88%          1.56%
       7.73%      7.01%      6.91%      7.42%      7.69%      8.11%      7.45%          4.95%
         29%         4%        11%        25%        51%        77%        91%            43%*
       1.13%      1.12%      1.13%      1.15%      1.18%      1.20%      1.13%          1.17%
       5.20%      5.19%      4.96%      5.32%      5.41%      5.38%      5.82%          4.13%
       1,600      1,600        800        800        800        800        800            800
    $ 65,189   $ 63,381   $136,581   $132,546   $127,515   $126,006   $115,624       $133,740
    $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had $1,172,639 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $2,081,948 which will expire on October 31, 2003.

    At April 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $103,018,042
                                                                ============
Gross tax unrealized appreciation...........................    $  9,682,285
Gross tax unrealized depreciation...........................         (30,383)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  9,651,902
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                                                 2002
Distributions paid from:
  Ordinary income...........................................    $4,441
  Long-Term capital gain....................................       -0-
                                                                ------
                                                                 4,441
                                                                ======

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $29,757

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $3,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $14,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $16,656,606 and $15,181,591, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

auction process. The rate in effect on April 30, 2003 was 1.15%. During the six months ended April 30, 2003, the rates ranged from 0.57% to 1.57%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the six months ended April 30, 2003, the Trust did not enter into any of these transactions.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VNV SAR 6/03                                                   Member NASD/SIPC.
                                                                11161F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen New York Value Municipal Income Trust
             -------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003